TRI-COUNTY FEDERAL SAVINGS BANK

                            ------------------------

                             SPLIT DOLLAR AGREEMENT
                            ------------------------

     THIS AGREEMENT, made and entered into this 28 day of August, 1996, by and between TRI-COUNTY FEDERAL SAVINGS BANK, a corporation chartered under the laws of The State of Maryland and the principal office of which is located in the Waldorf, Maryland (hereinafter called the "Employer"), and Micahel Leo Middleton, an individual residing in Maryland (hereinafter called the "Employee").

     WHEREAS, the Employee is a valuable officer of the Employer, and wants to obtain life insurance under a policy to be paid for by the Employer; and

     WHEREAS, the Employer wishes to retain the services of the Employee and to help the Employee obtain such life insurance not only for the benefit and protection of the Employee's family (by contributing toward payment of the premiums due on the policy on the Employee's life), but also through retaining the right to death benefits that would assist the Employer in replacing the Employee if necessary due to the Employee's death; and

     WHEREAS, the Employee will be the owner of the insurance policy acquired pursuant to the terms of this Agreement and the policy will be assigned to the Employer as security for the repayment of the amounts that the Employer will contribute toward payment of the premiums due on each policy listed on Schedule A hereto;

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, it is agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01  "Assignment"  shall refer to the collateral  assignment of the Policy
            ----------
that the Employee will grant to the Employer and that will be evidenced by an instrument of assignment filed with the Insurer. The form of such instrument of assignment is attached as Schedule B hereto.

     1.02 "Change of Control"  shall refer to the  acquisition of the beneficial
           -----------------
ownership (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934) of 25% or more of the voting securities of the Employer (or of any bank holding company for the Employer) by any person or by persons acting as a "group" (within the meaning of
Section 13(d) of the Securities Exchange Act of 1934). For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     1.03 "Disability"  shall refer to that medically  determinable  physical or
           ----------
mental impairment that disables or incapacitates the Employee to the extent that he is unable to perform his duties of employment, as stated in his Employment Agreement with the Employee, and that establishes the Employee's eligibility to receive disability benefits under his Employment Agreement.

     1.04  "Insurer"  shall  refer to any  insurance  company  that has issued a
            ------
policy.

     1.05  "Normal  Retirement"  shall  refer to an  Employee's  termination  of
            ------------------
service with the Employer on or after the Employee's sixty-second (62nd) birthday for reasons other than death, Disability, Termination for Cause, or Change of Control.

     1.06  "Policy"  shall refer to the insurance  policy or policies  listed on
            ------
Schedule A attached hereto.

     1.07 "Recovery Amount" shall mean the total amount of the Employer's share,
           ---------------
as set forth in Section 2.03(A), of the premiums paid by the Employer toward the Policy, except that, (i) in the context of the Employee's death while still owning the Policy, the Recovery Amount shall mean the amount to which the Employer is entitled under Section 3.02(B), and (ii) in the context either of the Employee's Termination for Cause or of the Employer's exercise of its rights pursuant to Section 3.02 to receive the Recovery Amount from the cash value of the Policy, the Recovery Amount shall mean the lesser of (a) the Employer's share of the premiums paid toward the Policy and (b) the cash surrender value of the Policy as of the applicable determination date.

     1.08 "Termination for Cause" shall mean:
           ---------------------

          (A) the Employer's termination of the Employee as a result of (1) the Employee's conviction of, or plea of nolo contendere to, a felony
                                                    ---- ----------
               or crime involving moral turpitude; (2) the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order; or (3) the Employee's material breach of any provision of his Employment Agreement with the Employer; or

          (B) the removal of the Employee and/or permanent prohibition of the Employee from participating in the conduct of the Employer's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss. 1818(e)(4) or (g)(1).

                                   ARTICLE II
                          GENERAL TERMS AND CONDITIONS

     2.01  Application for Insurance.  The Employee will apply to the Insurer(s)
           -------------------------
for a Whole Life Policy or Policies on his life in the face amount totaling $2,000,000 and will do everything necessary to cause the Policy to be issued. When the Policy is issued, the policy number, face amount and plan of insurance will be recorded and attached to this Agreement, and the Policy will then be subject to the terms of this Agreement.

     2.02 Ownership of Policy. The Employee shall be the owner of the Policy and
          -------------------
may exercise all rights of ownership with respect to the Policy except as otherwise provided in this Agreement and in the Assignment. The Employee shall have the right to name or change the beneficiary or beneficiaries of the Policy. The Employee shall have the right to borrow against the Policy up to the maximum loan value of the Policy, reduced by the Recovery Amount, but shall not otherwise have the right to borrow against the Policy except as set forth in
Section 5.02 of this Agreement. The Employer shall not borrow against the Policy without the prior written consent of the Employee. While this Agreement is in force and effect, the Employee shall not sell, assign, transfer, exchange or surrender or otherwise terminate the Policy without the Employer's written consent. The Employee may, however, cause the surrender and termination of the Policy at any time by providing notice of the termination of the Agreement to the Employer pursuant to Section 5.01.

     2.03 Payment of Premiums.  Subject to Section 3.01,  the Employer shall pay
          -------------------
the premiums on the Policy during the Employee's term of service with the Employer and for any period thereafter for which the Employer has the obligation to pay premiums under the terms of this Agreement. Each premium will be allocated between the Employee and the Employer as follows:

          A. The Employer's share of the premium shall be the amount of the planned periodic premium reduced by an amount equal to the economic benefit of the premium to the Employee, as described in IRS Revenue Rulings 64-328 and 66-110 (the "Economic Benefit").

          B. The Employee's share of the premium shall be the amount of the Economic Benefit. Such share shall be paid by the Employer as agent for the Employee and shall be charged to the Employee as cash compensation, and for all purposes shall be deemed cash compensation to the Employee and not Employer-paid premiums.

     2.04  Employee's   Obligation  to  Employer.   The  Recovery  Amount  shall
           -------------------------------------
constitute indebtedness of the Employee to the Employer. Repayment of such indebtedness shall be made in accordance with Section 3.02 or 5.02 of this Agreement.

     2.05  Assignment  of Policy.  The Employee  shall  collaterally  assign the
           ---------------------
Policy to the Employer as security for repayment of the Recovery Amount through execution of the form of Assignment attached as Schedule B hereto. The Assignment may not be terminated, altered or changed without the written consent of the Employer, but will terminate automatically upon the Employer's receipt of the Recovery Amount pursuant to Section 3.02 or the Employee's payment of the Recovery Amount to the Employer pursuant to Section 5.02.

     2.06 Additional  Policy  Benefits and Riders.  The Employee may at any time
          ---------------------------------------
add a rider to the Policy. Upon written request by the Employer, the Employee will add a rider to the Policy for the benefit of the Employer. The additional premium for any rider that is added to the Policy will be paid by the party entitled to receive the proceeds of the rider.

     2.07 Continuation of Employer's  Obligations upon Change of Control. Upon a
          --------------------------------------------------------------
Change of Control, the Employer or its successor organization surviving after the Change of Control shall be deemed to have assumed, and shall be responsible to discharge, all obligations of the Employer under this Agreement. Upon the Employer's reorganization, merger, consolidation, or sale of substantially all of its assets to another organization, the survivor or successor organization shall be deemed to have assumed, and shall be responsible to discharge, all obligations of the Employer under this Agreement, and the term "Employer" shall be deemed to refer to such successor or survivor organization.

                                   ARTICLE III
              EMPLOYER'S FUNDING OBLIGATIONS AND RIGHTS OF RECOVERY

     3.01 Employers Rights and Funding Obligations on Certain Events.
          ----------------------------------------------------------

          A.   Disability and Normal  Retirement.  If the Employee  resigns from
               ---------------------------------
               the Employer's employ on account of Disability or Normal Retirement, the Employer shall pay the remaining premiums on the Policy if, as, and when due in the ordinary course, subject to
               Section 2.03(A).

          B.   Termination  for  Cause.  Notwithstanding  any other  intervening
               -----------------------
               event, upon the Employee's Termination for Cause, the Employer shall notify the Insurer of the Employee's Termination for Cause, and all rights, title, and interest in the Policy shall, upon such notice, be transferred to the Employer under the terms of the Policy as of the date of such Termination for Cause. The parties hereby agree that the terms of the Policy shall provide for the automatic transfer of all rights, title and interest to the Employer upon the conditions described in this Paragraph.

          C.   Termination  or Resignation  for Other Reasons.  In the event the
               ----------------------------------------------
               Employee is terminated or resigns from service with the Employer for reasons other than Termination for Cause, Disability, or Normal Retirement, this Agreement shall continue in full force and effect, except that Employer shall have no further obligation to pay premiums on the Policy upon such termination or resignation.

          D.   Termination  of  Agreement  by  Employee.  In the event  that the
               ----------------------------------------
               Employee provides written notice of termination of this Agreement to the Employer pursuant to Section 5.01, the Employer shall have no further obligation to pay premiums on the Policy upon receipt of such notice.

     3.02 Employer's   Recovery  Upon  Death,   Resignation  or  Termination  of
          ----------------------------------------------------------------------
          Agreement.
          ---------

          A.   Disability  or  Normal  Retirement.  If the  Employee  terminates
               ----------------------------------
               employment with the Employer on account of Disability or Normal Retirement, the Employer shall have the right, subject to Section 5.02, to receive the Recovery Amount from the death benefit or the cash value of the Policy, upon the earlier of the Employee's death or the Employee's provision of notice of termination of the Agreement pursuant to Section 5.01.

          B.   Death of Employee.  If the employee  dies while he still owns the
               -----------------
               Policy (whether or not the Employee is then an Employee of the Employer), the Employer shall have the right to receive one half
                                                                        --- ----
               of the death benefit payable under the Policy.

          C.   Termination of Agreement by Employee;  Termination or Resignation
               -----------------------------------------------------------------
               of Employee for Other Reasons.  In the event the Employee  either
               -----------------------------
               provides written notice of termination of this Agreement pursuant to Section 5.01 hereof, or is terminated or resigns from service with the Employer for reasons other than Termination for Cause, Disability or Normal Retirement, the Employer shall have the right, subject to Section 5.02, to receive the Recovery Amount from the death benefit or cash value of the Policy upon such provision of notice, termination or resignation.

                                   ARTICLE IV
                         PAYMENTS UPON DEATH OF EMPLOYEE

     4.01 Employer's Actions. Upon the death of the Employee, the Employer shall
          ------------------
promptly take all actions necessary to obtain the Recovery Amount from the death benefit of the Policy.

     4.02 Payment of Death Benefit to  Beneficiary.  Subject to the terms of the
          ----------------------------------------
Assignment and to Section 3.02(B) hereof, the balance of the death benefit provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries of the Policy in the manner designated by the Employee. No payment shall be made to the beneficiary or beneficiaries of the Policy until the Recovery Amount has been paid to the Employer in accordance with Section 3.02(B) hereof. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

                                    ARTICLE V
                               RIGHTS OF EMPLOYEE

     5.01 Employee's Right to Terminate Agreement.  The Employee may at any time
          ---------------------------------------
effect the termination of this Agreement by providing written notice to the Board of Directors of the Employer. Following such notice, the Agreement shall terminate either upon the Employee's exercise of his option pursuant to Section
5.02 or upon the Employer's receipt of the Recovery Amount pursuant to Section 3.02(C).

     5.02  Employee's  Option  to  Receive  Release  of  Assignment.   Upon  the
           --------------------------------------------------------
occurrence of any of the events set forth in Section 3.02 that give the Employer the right to receive the Recovery Amount from the cash value of the Policy, the Employee shall have a 60-day option to receive from the Employer a release of the Assignment in consideration of the Employee's cash payment of the Recovery Amount to the Employer. The Employer agrees that the Employee (solely for the purpose of facilitating his payment of the Recovery Amount to the Employer) may borrow or withdraw from the Policy cash value amounts in excess of the Employee's share of the cash value of the Policy. If the Employee does not make payment of the Recovery Amount within the 60-day period, the Employer may enforce its right to receive the Recovery Amount from the cash value or death benefit of the Policy.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.01  Termination of Agreement.  This Agreement shall terminate when either
           ------------------------
of the following events occur:

          A. Receipt by the Employer of the Recovery Amount under Section 3.02, 4.01, or 5.02.

          B.   A transfer of rights to the Employer pursuant to Section 3.01(B).

     6.02 Suspension of Employer's Obligations.  In the event of the bankruptcy,
          ------------------------------------
receivership or dissolution of the Employer, or the "default" of the Employer, as defined under Section 3(x)(1) of the FDIA, 12 U.S.C.ss. 1813 (x)(1), the Employer's obligations under Section 2.03 shall be suspended.

     6.03 Amendment. This Agreement shall not be modified or amended except by a
          ---------
writing signed by the Employer and the Employee. This Agreement shall be binding upon the heirs, administrators or executors and the successors and assigns of each party to this Agreement.

     6.04 Unfunded Arrangement.  The split-dollar arrangement established hereby
          --------------------
is an unfunded employee benefit plan maintained by the Employer primarily for the purpose of providing a life insurance death benefit for an Employee who is a member of a select group of management and a highly compensated employee, and the parties acknowledge and agree that this Agreement is exempt from Parts 2, 3 and 4 of the Employee Retirement Income Security Act of 1974.

     6.05 Claims Procedures.  The Employer,  Employee,  or any beneficiary under
          -----------------
the Policy may file a claim for benefits with the Insurer, and shall be subject to the claims procedure thereof.

     6.06 Binding  Agreement.  This Agreement shall be binding upon and inure to
          ------------------
the benefit of the Employer and its successors and assignees and the Employee and his assignees, heirs, executors, administrators and beneficiaries.

     6.07  Governing  Law.  This  Agreement  shall be  subject  to and  shall be
           --------------
construed in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        TRI-COUNTY FEDERAL SAVINGS BANK



Attest: /s/ Michael L. Middleton        By: /s/ Henry A. Shorter, Jr.
        ----------------------------        ------------------------------------
                                            Henry A. Shorter, Jr.
                                            Acting in his capacity as a Director


Witness: /s/ C. Marie Brown                 /s/ Michael L. Middleton
         ---------------------------        ------------------------------------
                                            Michael L. Middleton
                                            ("Employee")

                         TRI-COUNTY FEDERAL SAVINGS BANK

                            ------------------------

                             SPLIT DOLLAR AGREEMENT

                            ------------------------

     THIS AGREEMENT, made and entered into this 28 day of August, 1996, by and between TRI-COUNTY FEDERAL SAVINGS BANK, a corporation chartered under the laws of The State of Maryland and the principal office of which is located in the Waldorf, Maryland (hereinafter called the "Employer"), and C. Marie Brown, an individual residing in Maryland (hereinafter called the "Employee").

     WHEREAS, the Employee is a valuable officer of the Employer, and wants to obtain life insurance under a policy to be paid for by the Employer; and

     WHEREAS, the Employer wishes to retain the services of the Employee and to help the Employee obtain such life insurance not only for the benefit and protection of the Employee's family (by contributing toward payment of the premiums due on the policy on the Employee's life), but also through retaining the right to death benefits that would assist the Employer in replacing the Employee if necessary due to the Employee's death; and

     WHEREAS, the Employee will be the owner of the insurance policy acquired pursuant to the terms of this Agreement and the policy will be assigned to the Employer as security for the repayment of the amounts that the Employer will contribute toward payment of the premiums due on each policy listed on Schedule A hereto;

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, it is agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01  "Assignment"  shall refer to the collateral  assignment of the Policy
            ----------
that the Employee will grant to the Employer and that will be evidenced by an instrument of assignment filed with the Insurer. The form of such instrument of assignment is attached as Schedule B hereto.

     1.02 "Change of Control"  shall refer to the  acquisition of the beneficial
           -----------------
ownership (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934) of 25% or more of the voting securities of the Employer (or of any bank holding company for the Employer) by any person or by persons acting as a "group" (within the meaning of
Section 13(d) of the Securities Exchange Act of 1934). For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     1.03 "Disability"  shall refer to that medically  determinable  physical or
           ----------
mental impairment that disables or incapacitates the Employee to the extent that he is unable to perform his duties of employment, as stated in his Employment Agreement with the Employee, and that establishes the Employee's eligibility to receive disability benefits under his Employment Agreement.

     1.04  "Insurer"  shall  refer to any  insurance  company  that has issued a
            -------
policy.

     1.05  "Normal  Retirement"  shall  refer to an  Employee's  termination  of
            ------------------
service with the Employer on or after the Employee's sixty-second (62nd) birthday for reasons other than death, Disability, Termination for Cause, or Change of Control.

     1.06  "Policy"  shall refer to the insurance  policy or policies  listed on
            ------
Schedule A attached hereto.

     1.07 "Recovery Amount" shall mean the total amount of the Employer's share,
           ---------------
as set forth in Section 2.03(A), of the premiums paid by the Employer toward the Policy, except that, (i) in the context of the Employee's death while still owning the Policy, the Recovery Amount shall mean the amount to which the Employer is entitled under Section 3.02(B), and (ii) in the context either of the Employee's Termination for Cause or of the Employer's exercise of its rights pursuant to Section 3.02 to receive the Recovery Amount from the cash value of the Policy, the Recovery Amount shall mean the lesser of (a) the Employer's share of the premiums paid toward the Policy and (b) the cash surrender value of the Policy as of the applicable determination date.

     1.08 "Termination for Cause" shall mean:
           ---------------------

          (A) the Employer's termination of the Employee as a result of (1) the Employee's conviction of, or plea of nolo contendere to, a felony
                                                    ---- ----------
               or crime involving moral turpitude; (2) the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order; or (3) the Employee's material breach of any provision of his Employment Agreement with the Employer; or

          (B) the removal of the Employee and/or permanent prohibition of the Employee from participating in the conduct of the Employer's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. Section 1818(e)(4) or (g)(1).

                                   ARTICLE II
                          GENERAL TERMS AND CONDITIONS

     2.01  Application for Insurance.  The Employee will apply to the Insurer(s)
           -------------------------
for a Whole Life Policy or Policies on his life in the face amount totaling $1,000,000 and will do everything necessary to cause the Policy to be issued. When the Policy is issued, the policy number, face amount and plan of insurance will be recorded and attached to this Agreement, and the Policy will then be subject to the terms of this Agreement.

     2.02 Ownership of Policy. The Employee shall be the owner of the Policy and
          -------------------
may exercise all rights of ownership with respect to the Policy except as otherwise provided in this Agreement and in the Assignment. The Employee shall have the right to name or change the beneficiary or beneficiaries of the Policy. The Employee shall have the right to borrow against the Policy up to the maximum loan value of the Policy, reduced by the Recovery Amount, but shall not otherwise have the right to borrow against the Policy except as set forth in
Section 5.02 of this Agreement. The Employer shall not borrow against the Policy without the prior written consent of the Employee. While this Agreement is in force and effect, the Employee shall not sell, assign, transfer, exchange or surrender or otherwise terminate the Policy without the Employer's written consent. The Employee may, however, cause the surrender and termination of the Policy at any time by providing notice of the termination of the Agreement to the Employer pursuant to Section 5.01.

     2.03 Payment of Premiums.  Subject to Section 3.01,  the Employer shall pay
          -------------------
the premiums on the Policy during the Employee's term of service with the Employer and for any period thereafter for which the Employer has the obligation to pay premiums under the terms of this Agreement. Each premium will be allocated between the Employee and the Employer as follows:

          A. The Employer's share of the premium shall be the amount of the planned periodic premium reduced by an amount equal to the economic benefit of the premium to the Employee, as described in IRS Revenue Rulings 64-328 and 66-110 (the "Economic Benefit").

          B. The Employee's share of the premium shall be the amount of the Economic Benefit. Such share shall be paid by the Employer as agent for the Employee and shall be charged to the Employee as cash compensation, and for all purposes shall be deemed cash compensation to the Employee and not Employer-paid premiums.

     2.04  Employee's   Obligation  to  Employer.   The  Recovery  Amount  shall
           -------------------------------------
constitute indebtedness of the Employee to the Employer. Repayment of such indebtedness shall be made in accordance with Section 3.02 or 5.02 of this Agreement.

     2.05  Assignment  of Policy.  The Employee  shall  collaterally  assign the
           ---------------------
Policy to the Employer as security for repayment of the Recovery Amount through execution of the form of Assignment attached as Schedule B hereto. The Assignment may not be terminated, altered or changed without the written consent of the Employer, but will terminate automatically upon the Employer's receipt of the Recovery Amount pursuant to Section 3.02 or the Employee's payment of the Recovery Amount to the Employer pursuant to Section 5.02.

     2.06 Additional  Policy  Benefits and Riders.  The Employee may at any time
          ---------------------------------------
add a rider to the Policy. Upon written request by the Employer, the Employee will add a rider to the Policy for the benefit of the Employer. The additional premium for any rider that is added to the Policy will be paid by the party entitled to receive the proceeds of the rider.

     2.07 Continuation of Employer's  Obligations upon Change of Control. Upon a
          --------------------------------------------------------------
Change of Control, the Employer or its successor organization surviving after the Change of Control shall be deemed to have assumed, and shall be responsible to discharge, all obligations of the Employer under this Agreement. Upon the Employer's reorganization, merger, consolidation, or sale of substantially all of its assets to another organization, the survivor or successor organization shall be deemed to have assumed, and shall be responsible to discharge, all obligations of the Employer under this Agreement, and the term "Employer" shall be deemed to refer to such successor or survivor organization.

                                   ARTICLE III
              EMPLOYER'S FUNDING OBLIGATIONS AND RIGHTS OF RECOVERY

     3.01 Employers Rights and Funding Obligations on Certain Events.
          ----------------------------------------------------------

          A.   Disability and Normal  Retirement.  If the Employee  resigns from
               ---------------------------------
               the Employer's employ on account of Disability or Normal Retirement, the Employer shall pay the remaining premiums on the Policy if, as, and when due in the ordinary course, subject to
               Section 2.03(A).

          B.   Termination  for  Cause.  Notwithstanding  any other  intervening
               -----------------------
               event, upon the Employee's Termination for Cause, the Employer shall notify the Insurer of the Employee's Termination for Cause, and all rights, title, and interest in the Policy shall, upon such notice, be transferred to the Employer under the terms of the Policy as of the date of such Termination for Cause. The parties hereby agree that the terms of the Policy shall provide for the automatic transfer of all rights, title and interest to the Employer upon the conditions described in this Paragraph.

          C.   Termination  or Resignation  for Other Reasons.  In the event the
               ----------------------------------------------
               Employee is terminated or resigns from service with the Employer for reasons other than Termination for Cause, Disability, or Normal Retirement, this Agreement shall continue in full force and effect, except that Employer shall have no further obligation to pay premiums on the Policy upon such termination or resignation.

          D.   Termination  of  Agreement  by  Employee.  In the event  that the
               ----------------------------------------
               Employee provides written notice of termination of this Agreement to the Employer pursuant to Section 5.01, the Employer shall have no further obligation to pay premiums on the Policy upon receipt of such notice.

     3.02  Employer's  Recovery  Upon  Death,   Resignation  or  Termination  of
           ---------------------------------------------------------------------
           Agreement.
           --------

          A.   Disability  or  Normal  Retirement.  If the  Employee  terminates
               ----------------------------------
               employment with the Employer on account of Disability or Normal Retirement, the Employer shall have the right, subject to Section 5.02, to receive the Recovery Amount from the death benefit or the cash value of the Policy, upon the earlier of the Employee's death or the Employee's provision of notice of termination of the Agreement pursuant to Section 5.01.

          B.   Death of Employee.  If the employee  dies while he still owns the
               -----------------
               Policy (whether or not the Employee is then an Employee of the Employer), the Employer shall have the right to receive one half
                                                                        --- ----
               of the death benefit payable under the Policy.

          C.   Termination of Agreement by Employee;  Termination or Resignation
               -----------------------------------------------------------------
               of Employee for Other Reasons.  In the event the Employee  either
               -----------------------------
               provides written notice of termination of this Agreement pursuant to Section 5.01 hereof, or is terminated or resigns from service with the Employer for reasons other than Termination for Cause, Disability or Normal Retirement, the Employer shall have the right, subject to Section 5.02, to receive the Recovery Amount from the death benefit or cash value of the Policy upon such provision of notice, termination or resignation.

                                   ARTICLE IV
                         PAYMENTS UPON DEATH OF EMPLOYEE

     4.01 Employer's Actions. Upon the death of the Employee, the Employer shall
          ------------------
promptly take all actions necessary to obtain the Recovery Amount from the death benefit of the Policy.

     4.02 Payment of Death Benefit to  Beneficiary.  Subject to the terms of the
          ----------------------------------------
Assignment and to Section 3.02(B) hereof, the balance of the death benefit provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries of the Policy in the manner designated by the Employee. No payment shall be made to the beneficiary or beneficiaries of the Policy until the Recovery Amount has been paid to the Employer in accordance with Section 3.02(B) hereof. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.


                                   ARTICLE V
                               RIGHTS OF EMPLOYEE

     5.01 Employee's Right to Terminate Agreement.  The Employee may at any time
          ---------------------------------------
effect the termination of this Agreement by providing written notice to the Board of Directors of the Employer. Following such notice, the Agreement shall terminate either upon the Employee's exercise of his option pursuant to Section
5.02 or upon the Employer's receipt of the Recovery Amount pursuant to Section 3.02(C).

     5.02  Employee's  Option  to  Receive  Release  of  Assignment.   Upon  the
           --------------------------------------------------------
occurrence of any of the events set forth in Section 3.02 that give the Employer the right to receive the Recovery Amount from the cash value of the Policy, the Employee shall have a 60-day option to receive from the Employer a release of the Assignment in consideration of the Employee's cash payment of the Recovery Amount to the Employer. The Employer agrees that the Employee (solely for the purpose of facilitating his payment of the Recovery Amount to the Employer) may borrow or withdraw from the Policy cash value amounts in excess of the Employee's share of the cash value of the Policy. If the Employee does not make payment of the Recovery Amount within the 60-day period, the Employer may enforce its right to receive the Recovery Amount from the cash value or death benefit of the Policy.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.01  Termination of Agreement.  This Agreement shall terminate when either
           ------------------------
of the following events occur:

          A. Receipt by the Employer of the Recovery Amount under Section 3.02, 4.01, or 5.02.

          B.   A transfer of rights to the Employer pursuant to Section 3.01(B).

     6.02 Suspension of Employer's Obligations.  In the event of the bankruptcy,
          ------------------------------------
receivership or dissolution of the Employer, or the "default" of the Employer, as defined under Section 3(x)(1) of the FDIA, 12 U.S.C. Section 1813 (x)(1), the Employer's obligations under Section 2.03 shall be suspended.

     6.03 Amendment. This Agreement shall not be modified or amended except by a
          ---------
writing signed by the Employer and the Employee. This Agreement shall be binding upon the heirs, administrators or executors and the successors and assigns of each party to this Agreement.

     6.04 Unfunded Arrangement.  The split-dollar arrangement established hereby
          --------------------
is an unfunded employee benefit plan maintained by the Employer primarily for the purpose of providing a life insurance death benefit for an Employee who is a member of a select group of management and a highly compensated employee, and the parties acknowledge and agree that this Agreement is exempt from Parts 2, 3 and 4 of the Employee Retirement Income Security Act of 1974.

     6.05 Claims Procedures.  The Employer,  Employee,  or any beneficiary under
          -----------------
the Policy may file a claim for benefits with the Insurer, and shall be subject to the claims procedure thereof.

     6.06 Binding  Agreement.  This Agreement shall be binding upon and inure to
          ------------------
the benefit of the Employer and its successors and assignees and the Employee and his assignees, heirs, executors, administrators and beneficiaries.

     6.07  Governing  Law.  This  Agreement  shall be  subject  to and  shall be
           --------------
construed in accordance with the laws of the State of Maryland.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        TRI-COUNTY FEDERAL SAVINGS BANK



Attest: /s/ Michael L. Middleton        By: /s/ Henry A. Shorter, Jr.
        ----------------------------        ------------------------------------
                                            Henry A. Shorter, Jr.
                                            Acting in his capacity as a Director


Witness: /s/ Gregory C. Cockerham           /s/ C. Marie Brown
         ---------------------------        ------------------------------------
                                            C. Marie Brownn
                                            ("Employee")